Exhibit 10.9
Transform Pack International, Inc.
Form 10-KSB 2001
File No. 000-31727

                                              WARRANT TO PURCHASE
                                                   408,000 SHARES

               TRANSFORM PACK INTERNATIONAL, INC.
                    (a Minnesota corporation)

                   WARRANT FOR THE PURCHASE OF
            Common Stock, $0.004 Par Value Per Share

                    THIS WARRANT WILL BE VOID
            AFTER 12:00 MIDNIGHT ON February 15, 2004

      This certifies that, for value received, Bruce Weitz, or registered assigns, is entitled, at any time prior to 12:00 midnight Eastern time on February 15, 2004 (the "Expiration Date"), to purchase from the Company the number of shares shown above (the "Warrant Shares") of common stock, par value $0.004, of the Company (the "Common Stock") by surrendering this warrant with the purchase form attached hereto, duly executed, at the principal office of the Company in Moncton, New Brunswick, Canada, and by paying in full and in lawful money of the United States of America by cash or cashiers' check, the purchase price of the Warrant Shares as to which this warrant is exercised, on all the terms and conditions hereinafter set forth.

      1.   The initial purchase price at which the Warrant Shares
are  purchasable (hereinafter referred to as the "Warrant Price")
is   $0.50  per  share,  subject  to  adjustment  as  hereinafter provided.

      2. On the exercise of all or any portion of this warrant in the manner provided above, the person exercising the same shall be deemed to have become a holder of record of Common Stock (or of the other securities or properties to which he or it is entitled on such exercise) for all purposes, and certificates for the securities so purchased shall be delivered to the purchaser within a reasonable time, but in no event longer than ten days after the warrants shall have been exercised as set forth above. If this warrant shall be exercised in respect to only a part of the Warrant Shares covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of Warrant Shares with respect to which this warrant shall not have been exercised.

      3. This warrant is exchangeable, on the surrender hereof by the holder at the office of the Company, for new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.

      4. The Company covenants and agrees that the Warrant Shares which may be issued on the exercise of the rights represented by this warrant will, on issuance, be fully paid and non-assessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this warrant.

      5. The Warrant Price and number of Warrant Shares purchasable pursuant to this warrant may be subject to adjustment from time to time as follows:

           (a) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend in shares, the number of Warrant Shares purchasable hereunder shall be proportionately increased and the Warrant Price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date.

           (b) If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, combine the outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification any of its shares, the number of Warrant Shares purchasable hereunder and the Warrant Price in effect immediately prior thereto shall be adjusted so that the holder of the warrant thereafter surrendered for exercise shall be entitled to receive, after the occurrence of any of the events described, the number of Warrant Shares to which the holder would have been entitled had such warrant been exercised immediately prior to the occurrence of such event. Such adjustment shall become effective immediately after the opening of business on the day following the date on which such subdivision, combination, or reclassification, as the case may be, becomes effective.

           (c) If any capital reorganization or reclassification of the Company's Common Stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful adequate provisions shall be made whereby the holder of this warrant shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation, merger, or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received on exercise of this warrant immediately before such reorganization, reclassification, consolidation, merger, or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this warrant to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this warrant. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of its assets as a result of which a number of shares of common stock of the surviving or purchasing corporation greater or less than the number of shares of Common Stock of the Company outstanding immediately prior to such merger, consolidation, or purchase are issuable to holders of Common Stock of the Company, then the number of Warrant Shares purchasable and Warrant Price in effect immediately prior to such merger, consolidation, or purchase shall be adjusted in the same manner as through there was a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire on exercise of this warrant.

           (d) No fraction of a share shall be issued on exercise, but, in lieu thereof, the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of any such fractional share at the time of exercise.

           (e) Neither the purchase or other acquisition by the Company of any shares of Common Stock nor the sale or other disposition by the Company of any shares of Common Stock shall affect any adjustment of the Warrant Price or be taken into account in computing any subsequent adjustment of the Warrant Price.

      6. This warrant and the shares issuable on exercise of this warrant are restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended ("Securities Act"), and all certificates therefor shall contain a legend in substantially the following form:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "Securities Act"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

      7. Subject to the restrictions set forth in paragraph 6 above, this warrant is transferable in whole or in part at the offices of the Company. On such transfer, every holder hereof agrees that the Company may deem and treat the registered holder of this warrant, or registered holders as the case may be, as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. All rights conferred by this warrant shall inure to the benefit of the successors and assigns of the original holder; provided, that no successor or assign of the original holder shall be entitled to exercise and of the registration rights conferred by paragraph 8 of this warrant unless the successor acquires its interest in the warrant by the laws of descent or distribution, by gift to the spouse and children of the holder (or a trust in which the primary beneficiary is one or more of the original holder, his or her spouse, or his or her children), or by dividend or distribution from a business entity that is the original holder in which the successor held an equity interest at the time the business entity acquired the warrant.

      8. As used herein, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of this warrant, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets on the voluntary or involuntary liquidation, dissolution, or winding up of the Company; provided, that the Warrant Shares purchasable pursuant to this warrant shall include only shares of the class designated in the Company's articles of incorporation as Common Stock on the date of the original issue of this warrant or, in the case of any reorganization, reclassification, consolidation, merger, or sale of assets of the character referred to in paragraph 5(c) hereof, the stocks, securities, or assets provided for in such paragraph.

     9. This agreement shall be construed under and be governed by the laws of the state of Minnesota.

     10. Where this warrant provides for notice to holder of any event, such notice shall be sufficiently given if in writing and mailed, postage prepaid, to the holder at his or her addresses as it appears in the books and records the Company, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to holders of other warrants. Where this warrant provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

      11. This warrant may not be amended without the mutual agreement of the Company and the holder of all warrants of like tenor; provided, that the Company may decrease the Warrant Price or extend the Expiration Date at its discretion without the approval or consent of any holder or holders.

     DATED this 15th day of February, 2001.

                                    TRANSFORM PACK INTERNATIONAL, INC.

                                    By /s/ Hans Meier, President

                        Form of Purchase

          (to be signed only upon exercise of warrant)




TO:  TRANSFORM PACK INTERNATIONAL, INC.


      The undersigned, the owner of the attached warrant, hereby irrevocably elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder,
________________________
shares of common stock of Transform Pack International, Inc., and herewith makes payment of
$________________________________________________________________
therefor, and requests that the certificate(s) for such shares be delivered to:

_________________________________________________________________,

at:
_________________________________________________________________

_________________________________________________________________,

and if such shall not be all of the shares purchasable hereunder, that a new warrant of like tenor for the balance of the shares purchasable under the attached warrant be delivered to the undersigned.

     DATED this ______ day of __________________, ___________.

                            ____________________________________
                             Signature